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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2004


                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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
               Delaware                               333-107958                              01-0791848
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
    (State or Other Jurisdiction of                  (Commission                           (I.R.S. Employer
            Incorporation)                           File Number)                       Identification Number)

         390 Greenwich Street
          New York, New York                            10013
          ------------------                            -----



Registrant's telephone number, including area code: (212) 816-6000



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Item 5.           Other Events
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Description of the Certificates and the Mortgage Pool

         As of the date hereof, Citigroup Mortgage Loan Trust Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated April 8, 2004, in connection with the Registrant's issuance of a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-CB3, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004, among the Registrant, Credit-Based Asset Servicing and Securitization LLC (the "Seller"), Litton Loan Servicing LP (the "Servicer") and U.S. Bank National Association (the "Trustee"). The Certificates designated as the Series 2004-CB3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits





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                                       -3-



                       Exhibit No.                                       Description
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
                           99.1                             Computational Materials (as defined in Item 5)
                                                            that have been provided by Citigroup Global
                                                            Markets Inc. to certain prospective purchasers of
                                                            Citigroup Mortgage Loan Trust, Series 2004- CB3,
                                                            C-BASS Mortgage Loan Asset-Backed Certificates.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 8, 2004

                                          CITIGROUP MORTGAGE LOAN TRUST INC.


                                          By: /s/ Matt Bollo
                                              ------------------------------
                                          Name:   Matt Bollo
                                          Title:  Vice President













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
                                                 Index to Exhibits


                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        99.1          Computational Materials (as defined in Item 5) that have                         P
                      been provided by Citigroup Global Markets Inc. to
                      certain prospective purchasers of Citigroup Mortgage
                      Loan Trust, Series 2004-CB3, C-BASS Mortgage Loan
                      Asset- Backed Certificates














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                                  EXHIBIT 99.1

                                 Filed by Paper